UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

May 4, 2006 (May 1, 2006)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

                        On May 1, 2006, Norfolk Southern Corporation ("NS") and its wholly-owned subsidiary The Alabama Great Southern Railroad Company ("AGS") completed the formation of its previously-announced joint venture with Kansas City Southern ("KCS") and its wholly-owned subsidiary The Kansas City Southern Railway Company ("KCSR") relating to the ownership and improvement of the rail line between Meridian, Mississippi and Shreveport, Louisiana (the "JV Line"), which is a portion of the rail line between Dallas, Texas and Meridian known as the "Meridian Speedway."  The joint venture was formed pursuant to a transaction agreement, dated December 1, 2005, by and among NS, AGS, KCS and KCSR, as amended pursuant to Amendment No. 1 thereto, dated January 17, 2006, and Amendment No. 2 thereto, dated May 1, 2006 (the "Transaction Agreement"), pursuant to which NS agreed to contribute $300 million in cash to the joint venture in exchange for a 30% equity interest and KCS agreed to contribute the assets comprising the JV Line in exchange for a 70% equity interest.  A copy of Amendment No. 2 to the Transaction Agreement is attached as Exhibit 10.1 hereto.  This amendment, among other things, amended the form of limited liability company agreement governing the joint venture company formed by the parties to hold the JV line and certain schedules describing the assets to be contributed to the joint venture by KCS.  A more detailed description of the transactions related to the formation of the joint venture is set forth in the Company's Form 8-K dated December 2, 2005.

                        Pursuant to the terms of the Transaction Agreement, the parties entered into a limited liability company agreement governing Meridian Speedway, LLC, the new joint venture limited liability company formed by the parties to hold the JV line.  Pursuant to such agreement, Meridian Speedway, LLC will be managed by a management committee composed of KCS and NS representatives, which will determine future capital projects and oversee operations.  As a minority member of Meridian Speedway, LLC, NS will have customary protections with respect to certain actions of the venture.  A copy of the limited liability company agreement is attached as Exhibit 10.2 hereto.

Item 7.01.        Regulation FD Disclosure

                        On May 1, 2006, NS and KCS issued a joint press release announcing the completion of the joint venture, as contemplated by the Transaction Agreement.  The text of such press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.         Financial Statements and Exhibits

Exhibit Number	Description
10.1

Amendment No. 2, dated as of May 1, 2006 , to the Transaction Agreement, dated as of Dec. 1, 2005, by and among Norfolk Southern Corporation, The Alabama Great Southern Railroad Company, Kansas City Southern and The Kansas City Southern Railway Company (Exhibits, annexes and schedules omitted. The Company will furnish supplementary copies of such materials to the SEC upon request).

10.2

Limited Liability Company Agreement of Meridian Speedway, LLC, dated as of May 1, 2006, by and among The Alabama Great Southern Railroad Company and Kansas City Southern (Exhibits, annexes and schedules omitted. The Company will furnish supplementary copies of such materials to the SEC upon request).

99.1	Press release, dated May 1, 2006

                                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                                       NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                             /s/ Dezora M. Martin

                                                                       _________________________________
                                                                       Name:     Dezora M. Martin
                                                                       Title:        Corporate Secretary

Date:  May 4, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 2, dated as of May 1, 2006 , to the Transaction Agreement, dated as of Dec. 1, 2005, by and among Norfolk Southern Corporation, The Alabama Great Southern Railroad Company, Kansas City Southern and The Kansas City Southern Railway Company (Exhibits, annexes and schedules omitted. The Company will furnish supplementary copies of such materials to the SEC upon request).

10.2

Limited Liability Company Agreement of Meridian Speedway, LLC, dated as of May 1, 2006, by and among The Alabama Great Southern Railroad Company and Kansas City Southern (Exhibits, annexes and schedules omitted. The Company will furnish supplementary copies of such materials to the SEC upon request).

99.1	Press release, dated May 1, 2006